SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                         First Federal Bancorp, Inc.
               -----------------------------------------------
               Name of Registrant as Specified In Its Charter)

                         First Federal Bancorp, Inc.
               -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         FIRST FEDERAL BANCORP, INC.
                              505 Market Street
                           Zanesville, Ohio 43701
                               (740) 588-2222

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the 2002 Annual Meeting of Shareholders of First Federal Bancorp, Inc. ("Bancorp"), will be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 21, 2002, at 2:00 p.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

      1. To re-elect John C. Matesich, III, Don R. Parkhill and J. William Plummer as directors of Bancorp for terms expiring in 2004;

      2. To approve the First Federal Bancorp, Inc. 2002, Stock Option and Incentive Plan, a copy of which is attached hereto as Exhibit A;

      3. To ratify the selection of BKD LLP ("BKD") as the auditors of Bancorp for the current fiscal year; and

      4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of Bancorp of record at the close of business on December 24, 2001, will be entitled to receive notice of and to vote at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


Zanesville, Ohio                       J. William Plummer, President and
January 9, 2002                        Chief Executive Officer

                                       Ward D. Coffman, III, Secretary

                         FIRST FEDERAL BANCORP, INC.
                              505 Market Street
                           Zanesville, Ohio 43701
                               (740) 588-2222

                               PROXY STATEMENT

                                   PROXIES

      The enclosed Proxy is being solicited by the Board of Directors of First Federal Bancorp, Inc. ("Bancorp"), for use at the 2002 Annual Meeting of Shareholders of Bancorp to be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 21, 2002, at 2:00 p.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder before exercise by giving notice of revocation to Bancorp in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

      FOR the re-election of John C. Matesich, III, Don R. Parkhill and J. William Plummer as directors of Bancorp for terms expiring in 2004;

      FOR the approval of the First Federal Bancorp, Inc., 2002 Stock Option and Incentive Plan (the "2002 Stock Option Plan"); and

      FOR the ratification of the selection of BKD LLP ("BKD") as the auditors of Bancorp for the current fiscal year.

      Proxies may be solicited by the directors, officers and other employees of Bancorp in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting and will not be used for any other meeting. The cost of soliciting Proxies will be borne by Bancorp.

      Only shareholders of record as of the close of business on December 24, 2001 (the "Voting Record Date"), are eligible to vote at the Annual Meeting. Bancorp's records disclose that, as of the Voting Record Date, there were 3,161,401 common shares of Bancorp (the "Shares") outstanding. On all matters, shareholders are entitled to one vote for each Share held.

      This Proxy Statement is first being mailed to the shareholders of Bancorp on or about January 9, 2002.

                                VOTE REQUIRED

Quorum

      A majority of the votes eligible to be cast at the Annual Meeting must be present in person or by proxy to establish a quorum. Abstentions and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to one or more proposals ("Non-votes") will be counted as present for purposes of establishing a quorum.

Election of Directors

      Under Ohio law and Bancorp's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

Approval of the 2002 Stock Option Plan

      The affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the Annual Meeting is necessary to approve the 2002 Stock Option Plan. Abstentions and Non-votes have the same effect as a vote against the approval of the 2002 Stock Option Plan. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the approval of the 2002 Stock Option Plan by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the approval of the 2002 Stock Option Plan.

Ratification of Selection of Auditors

      The affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of BKD LLP (formerly known as Olive LLP) as the auditors of Bancorp for the current fiscal year. The effect of an abstention is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of BKD as the auditors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the ratification of the selection of BKD as the auditors.

                     VOTING SECURITIES AND OWNERSHIP OF
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the only persons known to Bancorp to own beneficially more than five percent (5%) of the outstanding Shares as of December 15, 2001:


                                         Amount and Nature of
                                       Beneficial Ownership (2)
                                       ------------------------         Percent of
Name and Address (1)                      Sole          Shared      Shares Outstanding
--------------------                      ----          ------      ------------------

Ward D. Coffman, III                   174,320(3)       14,000           5.88%
Connie Ayres LaPlante                   84,199(4)      142,048           7.05%
J. William Plummer                     146,109(5)       75,170           6.82%
MacNealy Hoover Investment
 Management Inc.
4580 Stephen Circle, Suite 201
Canton, OH 44718                       248,600(6)          -0-           7.86%

--------------------
<F1>  Each of the individuals listed in this table may be contacted at the address of Bancorp, 505 Market Street, Zanesville, Ohio 43701.

<F2>  Includes Shares with respect to which the shareholder has sole or shared voting or investment power as a fiduciary for a trust or another person and Shares held by certain family members.

(Footnotes continued on next page.)

(3) Includes 41,124 Shares subject to currently exercisable options granted under the First Federal Bancorp, Inc., 1992 Stock Option Plan for Non-Employee Directors (the "1992 Non-qualified Plan"), the First Federal Bancorp, Inc., 1994 Stock Option Plan for Non-Employee Directors (the "1994 Non-qualified Plan") and the First Federal Bancorp, Inc., 1997 Performance Stock Option Plan for Senior Executive Officers and Outside Directors (the "1997 Plan").

(4) Includes 47,759 Shares subject to currently exercisable options granted under the First Federal Bancorp, Inc., 1992 Incentive Stock Option Plan for Officers and Key Employees (the "1992 ISO Plan"), the First Federal Bancorp, Inc., 1994 Stock Option Plan for Officers and Key Employees (the "1994 ISO Plan") and the 1997 Plan.

(5) Includes 84,199 Shares subject to currently exercisable options granted under the 1992 ISO Plan, the 1994 ISO Plan and the 1997 Plan.

(6)   Based upon written notification from the shareholder.

      The following table sets forth certain information with respect to the number of Shares beneficially owned by each director of Bancorp and by all directors and executive officers of Bancorp as a group as of December 15, 2001:


                                         Amount and Nature of
                                       Beneficial Ownership (2)
                                       ------------------------         Percent of
Name and Address (1)                      Sole          Shared      Shares Outstanding
--------------------                      ----          ------      ------------------

Ward D. Coffman, III                   174,320(3)       14,000            5.88%
Robert D. Goodrich, II                  81,080(4)            -            2.55%
Patrick L. Hennessey                   133,480(5)       14,000            4.64%
Connie Ayres LaPlante                   84,199(6)      142,048            7.05%
John C. Matesich, III                   81,480(7)       14,000            2.98%
Don R. Parkhill                         45,234(8)       12,290            1.80%
J. William Plummer                     146,109(9)       75,170            6.82%
All directors and executive officers
 of Bancorp as a group (7 people)      745,902         229,508           28.21%

--------------------
<F1>  Each of the individuals listed in this table may be contacted at the address of Bancorp, 505 Market Street, Zanesville, Ohio 43701.

<F2>  Includes Shares with respect to which the shareholder has sole or shared voting or investment power as a fiduciary for a trust or another person and Shares held by certain family members.

<F3>  See footnote 3 to the preceding table for a description of Mr.
      Coffman's beneficial ownership.

<F4>  Includes 23,644 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F5>  Includes 15,644 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F6>  See footnote 4 to the preceding table for a description of Ms.
      LaPlante's beneficial ownership.

<F7>  Includes 41,124 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F8>  Includes 41,124 Shares subject to currently exercisable options granted under the 1992 Non-qualified Plan, the 1994 Non-qualified Plan and the 1997 Plan.

<F9>  See footnote 5 to the preceding table for a description of Mr.
      Plummer's beneficial ownership.

<F10> Messrs. Coffman, Hennessey, Matesich and Plummer share control as
      Trustees over 14,000 shares held in the First Federal Savings Bank of Eastern Ohio Defined Benefit Plan. The 14,000 shares are included in each of their numbers of shares beneficially owned but are included only once in the total number of shares held by all directors and executive officers of Bancorp as a group.

                     PROPOSAL ONE: ELECTION OF DIRECTORS

      In accordance with Article Two of the Code of Regulations of Bancorp (the "Regulations"), three directors are to be elected at the Annual Meeting, each for a term of two years and until their successors are elected. Each holder of Shares is entitled to one vote for each director position for each Share held. No shareholder may cumulate votes in the election of directors.

      In accordance with Section 2.03 of the Regulations, nominees for election as a director may be proposed only by the directors or by a shareholder entitled to vote for directors. The directors will consider shareholder nominations in selecting nominees. A shareholder who wishes to make a nomination must follow the procedures set forth in the Regulations. Such procedures require the submission of a written nomination by the shareholder to the Secretary of Bancorp by the later of the November 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been so owned.

      Unless otherwise directed, Proxies received pursuant to this solicitation will be voted for the nominees listed below, each of whom has been designated by the directors. In the event that any nominee listed below fails to stand for election at the Annual Meeting, Proxies will be voted for such other person as may be designated by the directors. Management does not anticipate that any of the nominees listed below will fail to stand for election at the Annual Meeting.

      The Board of Directors proposes the re-election of the following persons to terms which will expire in 2004:


Name                     Age     Position(s) Held                       Director Since (1)
----                     ---     ----------------                       ------------------

John C. Matesich, III     58     Chairman and Director                         1992
Don R. Parkhill           43     Director                                      1995
J. William Plummer        56     President, Chief Executive Officer
                                  and Director                                 1992

--------------------
<F1>  Messrs. Matesich and Plummer became directors of Bancorp in connection with the conversion of First Federal Savings Bank of Eastern Ohio, Inc. ("First Federal"), from mutual to stock form (the "Conversion") and the formation of Bancorp as the holding company of First Federal. Each director also serves as a director of First Federal.

      The following directors will continue to serve after the Annual Meeting for the terms indicated:


Name                      Age     Position(s) Held           Director Since (1)    Term Expires
----                      ---     ----------------           ------------------    ------------

Ward D. Coffman, III       48     Secretary and Director            1992               2003
Robert D. Goodrich, II     55     Director                          1992               2003
Patrick L. Hennessey       51     Director                          1992               2003
Connie Ayres LaPlante      45     Treasurer and Director            1992               2003

--------------------
<F1>  Each of such directors became a director of Bancorp in connection with the Conversion and the formation of Bancorp as the holding company of First Federal. Each director nominee also serves as a director of First Federal.

      John C. Matesich, III, is the President of Matesich Distributing Co., a beer distributor in Southeastern Ohio. Mr. Matesich has been the President of Matesich Distributing Co. since 1990 and has been employed by Matesich Distributing Co. since 1972.

      Don R. Parkhill has been the President of Blackson-Parkhill Agency, Inc., doing business as Parkhill Sedanko Insurance Agency, Inc., in Coshocton, Ohio, since 1987. Mr. Parkhill is also the owner of Parkhill Business and Estate Planning, which has sold life insurance and assisted with other financial planning needs since 1987.

      J. William Plummer is currently the President and Chief Executive Officer of First Federal. Mr. Plummer has been employed by First Federal since 1970 and has served as the President and the Chief Executive Officer since 1979.

      Ward D. Coffman, III, is an attorney who has been engaged in private practice in the Zanesville area since 1978.

      Robert D. Goodrich, II, is the Chairman of the Board and Chief Executive Officer of Wendy's Management Group, Inc., a position he has held since 1986.

      Patrick L. Hennessey is currently the President of P & D
Transportation. Mr. Hennessey has been employed by P & D Transportation since 1985.

      Connie Ayres LaPlante is a Senior Vice President and the Treasurer of First Federal. Ms. LaPlante commenced employment with First Federal in 1978.

Meetings of Directors

      The Board of Directors of Bancorp met 15 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2001. Each director attended at least 75% of the aggregate of such meetings and all meetings of the committees of the Board of Directors of which such director is a member.

      The Board of Directors of First Federal met 24 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2001.

Committees of Directors

      The Board of Directors of Bancorp has a Stock Option Committee, which administers Bancorp's stock option plans. The Stock Option Committee is comprised of Messrs. Coffman, Hennessey, Matesich, Parkhill, Goodrich and Plummer and Ms. LaPlante. The Stock Option Committee met one time during the fiscal year ended September 30, 2001.

      The Board of Directors of Bancorp does not have a Nominating Committee. Nominations for election to the Board of Directors of Bancorp are determined by the entire Board of Directors of Bancorp. In addition, the Regulations provide a procedure for shareholders to nominate persons for election to the Board of Directors of Bancorp. See "PROPOSAL ONE:
ELECTION OF DIRECTORS."

      The Audit Committee and the Compensation Committee of the Board of Directors of Bancorp meet in conjunction with the Audit Committee and the Compensation Committee of the Board of Directors of First Federal. The Audit Committee is comprised of Messrs. Coffman, Hennessey, Goodrich, Matesich and Parkhill. See "AUDIT COMMITTEE REPORT" for a description of the Audit Committee's responsibilities. The Audit Committee met two times during the fiscal year ended September 30, 2001.

      Messrs. Coffman, Hennessey and Matesich are the members of the Compensation Committee. The Compensation Committee reviews and recommends to the full Board of Directors salary levels for the executive officers of First Federal and, in conjunction with management, for the other employees of First Federal. The Compensation Committee met one time during the fiscal year ended September 30, 2001.

      The Board of Directors of First Federal also has a Loan Committee. The function of the Loan Committee is to approve loans for amounts greater than $275,000. Messrs. Plummer, Coffman and Hennessey are the members of the Loan Committee. The Loan Committee met 11 times by telephone during the fiscal year ended September 30, 2001.

              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

      The following Summary Compensation Table sets forth certain information with respect to the compensation paid by First Federal to the chief executive officer of Bancorp and the only other officer of Bancorp to receive cash compensation in excess of $100,000 during fiscal year 2001.


                         Summary Compensation Table

                                                              Long Term Compensation
                                     Annual Compensation              Awards
 Name and Principal                -----------------------    ----------------------
      Position            Year     Salary ($)(1)     Bonus     ($)Options/ SARs (#)
 ------------------       ----     -------------     -----     ---------------------

J. William Plummer        2001       $154,607       $47,009         15,000(2)
  President and Chief     2000        151,328        44,313              -
  Executive Officer       1999        144,611        38,519              -

Connie Ayres LaPlante     2001        102,936        26,312         15,000(2)
  Treasurer               2000         97,758        24,331              -
                          1999         92,698        21,146              -

--------------------
<F1>  Does not include amounts attributable to other miscellaneous benefits, the cost of which was less than 10% of the officer's cash compensation.

<F2>  Represents the number of Shares underlying options granted under the
      1992, 1994 and 1997 Plans. Bancorp does not have a stock benefit plan which provides for the grant of "SARs," an abbreviation for "Stock Appreciation Rights."

Employment Agreements

      In November 2001, First Federal entered into employment agreements with Mr. Plummer and Ms. LaPlante, each with a term of three years. The agreements provide for a salary review by the Board of Directors not less often than annually and the inclusion of the employee in any formally established employee benefit, bonus pension and profit-sharing plans for which senior management personnel are eligible. Each employment agreement may be terminated by First Federal at any time. In the event of termination for "just cause," as defined in the employment agreement, the employee will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination within one year of any change in "control" (as defined below) of First Federal or Bancorp, each employee will be entitled to receive (a) a payment in an amount equal to the sum of (i) the amount of compensation to which the employee is entitled for the remainder of the term of the agreement, plus
(ii) the difference between (x) the product of three multiplied by the total compensation paid to the employee for the immediately preceding calendar year less (y) the amount paid to the employee pursuant to (i); and
(b) continued health, life and disability insurance and other benefits substantially equal to those which the employee was receiving at the time the agreement was terminated until the earliest to occur of the end of the term of the agreement, or the date the employee becomes employed by another employer. "Control," as defined in the employment agreements, generally refers to the acquisition by any person or entity of the ownership or power to vote ten percent (10%) or more of the shares of either First Federal or Bancorp, the control of the election of a majority of the directors of either First Federal or Bancorp or the exercise of a controlling influence over the management or policies of either First Federal or Bancorp.

      In the event of termination other than for "just cause" (as defined in the employment agreement) or in connection with a change of control, the employee will be entitled to a continuation of salary payments for a period of time equal to the term of the employment agreement, as well as a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earlier to occur of the end of the employment agreement term or the date the employee becomes employed full-time by another employer.

Compensation of Directors

      Each non-employee director of Bancorp receives a fee of $350 per month and $50 for each meeting of the Board of Directors attended, with payment for two excused absences per year. Each non-employee director of First Federal receives a fee of $500 per month and $250 for each meeting of the Board of Directors attended, with payment for four excused absences per year. In addition to regular fees paid to the directors of First Federal, members of the Compensation Committee and members of the Benefits Committee who are not employees receive $150 for each meeting attended. Members of the Loan Committee, other than the executive officers, receive $50 for each meeting attended in person, although no fees were paid during the fiscal year ended September 30, 2001, because only telephonic meetings were held during the year. No committee fees are paid to members of the Audit Committee.

Certain Transactions with First Federal

      All loans by First Federal to executive officers and directors of First Federal and Bancorp with outstanding balances during the two fiscal years ended September 30, 2001, were made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. None of such loans involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

      During the fiscal year ended September 30, 2001, First Federal retained the services of Ward D. Coffman, III, an attorney engaged in private practice in the Zanesville area. Mr. Coffman is the secretary and a director of Bancorp and serves as general counsel to First Federal. From time to time, Mr. Coffman will serve as general counsel to First Federal during the fiscal year beginning October 1, 2001.

Stock Option Plans

      The shareholders of Bancorp approved stock option plans for employees (the "ISO Plans") and non-employee directors (the "Non-qualified Plans") in 1993 and in 1995. The purposes of the ISO Plans and the Non-qualified Plans include attracting and retaining the best available personnel as officers, employees and directors of Bancorp and First Federal and providing incentives to the officers, employees and directors of Bancorp and First Federal by facilitating their purchases of an ownership interest in Bancorp.

      Bancorp currently has reserved 624,015 common shares for issuance under the ISO Plans and the Non-qualified Plans, of which 508,066 were subject to outstanding options on December 15, 2001. Options granted under the ISO Plans are intended to qualify as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which, if certain conditions are met, permits the optionees to delay the recognition of federal taxable income on the Shares received upon the exercise of options.

      The Stock Option Committee of the Board of Directors may grant options under the ISO Plans at such times as it deems most beneficial to Bancorp and First Federal. The option exercise price for ISOs is determined by the Stock Option Committee at the time of option grant. The exercise price must not be less than 100% of the fair market value of the Shares on the date of the grant.

      The Non-qualified Plans provide for the grant of options that are not intended to qualify as "incentive stock options" under Section 422 of the Code ("Non-qualified Options"). Grants of Non-qualified Options are made automatically to each non-employee director at the time the Non-qualified Plans became effective or upon a new director's election. Non-qualified Options granted under the 1994 Non-qualified Plan are immediately exercisable upon grant. Non-qualified Options granted under the 1992 Non-qualified Plan are first exercisable one year after the date of grant. The exercise price for Non-qualified Options is at least the fair market value of the Shares on the date of the grant. Termination or removal of an Option recipient for cause, as defined in the ISO Plans and the Non-qualified Plans, will result in the annulment of any outstanding Options.

      The shareholders of Bancorp approved at the 1997 Annual Meeting of Shareholders the 1997 Plan. The Board of Directors of Bancorp has reserved 108,000 Shares for issuance upon the exercise of options granted pursuant to the 1997 Plan. Unlike the ISO Plans and the Non-qualified Plans, the 1997 Plan provides for the automatic grant of options if, and only if, the return on average equity ("ROE") of Bancorp for any fiscal year during the five-year term of the 1997 Plan equals or exceeds the average of the returns on equity of Bancorp for the five fiscal years preceding any such fiscal year (the "Average"). When the ROE during any year of the five-year term equals or exceeds the Average, then an option to purchase 4,000 common shares will be granted to each of the five senior executive officers of First Federal and the five non-employee directors of First Federal and Bancorp on December 1 of such year. However, the maximum number of common shares that may be subject to options granted to any participant under the 1997 Plan is 12,000. As a result, options under the 1997 Plan may be granted in only three of the five years of the term. Options were granted under the 1997 Plan in fiscal year 1998 and 2002 but not in fiscal years 1999 or 2000.

      The options granted to senior executive officers pursuant to the 1997 Plan are intended to qualify as ISOs, and the options granted to non-employee directors will be Non-qualified Options. The exercise price of the options granted pursuant to the 1997 Plan will be equal to the fair market value of the Shares on the date of the grant, or 110% of the fair market value of the Shares on the date of the grant to a participant who owns more than 10% of Bancorp's outstanding Shares. Any option granted pursuant to the 1997 Plan will, unless otherwise specified by the Stock Option Committee at the time of grant, be exercisable immediately after the date of grant of such option, provided that the optionee will have been a senior executive officer or non-employee director of Bancorp or First Federal at all times during the period beginning with the date of grant of any such option and ending on the date which is three months before the date of exercise of the option.

      All ISOs and Non-qualified Options are immediately exercisable in the event of a "change of control," as defined in the plans. A "change of control" includes execution of an agreement for a merger or acquisition or the acquisition of the beneficial ownership of 25% or more of the voting shares of Bancorp by any person or entity.

      Options were granted to Mr. Plummer and Ms. LaPlante on November 8, 2001. They each received 3,241 shares from the 1992 Non-qualified plan, 7,759 shares from the 1994 Non-qualified Plan and 4,000 shares from the 1997 Plan, totaling 15,000 shares each.

      No options were granted to Mr. Plummer or Ms. LaPlante during the fiscal year ended September 30, 2001. The following table sets forth information regarding the number and value of unexercised options held by the persons listed in the Summary Compensation Table:

             Aggregated Option/SAR Exercises In Last Fiscal Year
             ---------------------------------------------------
                        and 9/30/01 Option/SAR Values
                        -----------------------------


                                                              Number of
                                                              Securities         Value of
                                                              Underlying        Unexercised
                                                              Unexercised       In-the-Money
                                                            Options/SARs at    Options/SARs at
                                                               9/30/01(#)        9/30/01(1)
                                                            ---------------    ---------------
                        Shares Acquired                      Exercisable/       Exercisable/
Name                      on Exercise     Value Realized     Unexercisable      Unexercisable
----                    ---------------   --------------     -------------      -------------

J. William Plummer             N/A               N/A           72,440/0          $257,090/0
Connie Ayres LaPlante       12,140           $54,023           36,000/0          $ 84,000/0

--------------------
<F1>  An option is "in-the-money" if the fair market value of the underlying Shares exceeds the exercise price of the option. The figure represents the value of such unexercised options, determined by multiplying the number of Shares subject to unexercised options by the difference between the exercise prices of such options and the closing sale price for the Shares on September 30, 2001, as reported by The Nasdaq Stock Market.

          SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, Bancorp's directors and executive officers and persons holding more than ten percent of the common shares of Bancorp are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and Bancorp. The SEC has established specific due dates for such reports. Based upon a review of such reports, Bancorp must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Bancorp is not aware of any failures to file such reports timely.

         PROPOSAL TWO:  APPROVAL OF THE FIRST FEDERAL BANCORP, INC.,
                    2002 STOCK OPTION  AND INCENTIVE PLAN

      General. The following is a summary of the terms of the 2002 Stock Option Plan and is qualified in its entirety by reference to the full text of the 2002 Stock Option Plan, a copy of which is attached hereto as Exhibit A. If the 2002 Stock Option Plan is approved by the Bancorp shareholders, the Bancorp Board of Directors expects to adopt it immediately after the Annual Meeting, at which time the 2002 Stock Option
Plan will become effective.   Awards to be made under the 2002 Stock Option
Plan have not yet been determined.

      Purpose. The purpose of the 2002 Stock Option Plan is to promote and advance the interests of Bancorp and its shareholders by enabling Bancorp to attract, retain and reward directors and managerial and other key employees of Bancorp and any subsidiary, including First Federal, by facilitating their purchase of an ownership interest in Bancorp. Pursuant to the 2002 Stock Option Plan, 316,100 common shares have been reserved for issuance by Bancorp upon the exercise of options to be granted from time to time under the 2002 Stock Option Plan. At December 15, 2001, approximately 45 persons were eligible to receive options granted under the 2002 Stock Option Plan. If all shares reserved for issuance pursuant to the exercise of options granted under the 2002 Stock Option Plan are issued, the voting power of existing shareholders will be diluted by approximately 9.1%, and the influence of directors and officers of Bancorp over the outcome of the vote on any matters submitted to Bancorp shareholders, including changes in control, will increase.

      Administration and Eligibility. The 2002 Stock Option Plan will be administered by a committee of directors composed of at least three directors of Bancorp (the "Stock Option Committee"). The Stock Option Committee may grant options under the 2002 Stock Option Plan at such times as they deem most beneficial to Bancorp and First Federal on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to First Federal and Bancorp.

      Without further approval of the shareholders, the Board of Directors may at any time terminate the 2002 Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would (a) increase the aggregate number of common shares that may be issued under the 2002 Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of Bancorp), (b) materially modify the requirements as to eligibility for participation in the 2002 Stock Option Plan, or (c) materially increase the benefits accruing to participants under the 2002 Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the 2002 Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

      Option Terms. Options granted to the officers and employees under the 2002 Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, or may be options which do not qualify under Section 422 of the Code ("Non-qualified Stock Options"). Options granted under the 2002 Stock Option Plan to directors who are not employees of Bancorp or First Federal will be Non-qualified Stock Options. No individual may be granted options to purchase more than 25% of the shares that may be issued pursuant to the 2002 Stock Option Plan.

      The exercise price of each option granted under the 2002 Stock Option Plan will be determined by the Stock Option Committee at the time the option is granted; provided, however, that the exercise price of an option may not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of the outstanding common shares of Bancorp. The Stock Option Committee will fix the term of each option, except that an ISO will not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of Bancorp shares outstanding at the time the ISO is granted, the term of the ISO will not exceed five years. If the fair market value of shares awarded pursuant to ISOs that are exercisable for the first time during any calendar year by a participant under the 2002 Stock Option Plan exceeds $100,000, the ISOs will be Non-qualified Stock Options to the extent of such excess.

      An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination of an option recipient's employment for cause, as defined in the 2002 Stock Option Plan, will result in the annulment of any outstanding exercisable options. Any outstanding options that have not yet been exercised will terminate upon the resignation, removal or retirement of a director of Bancorp or First Federal, or upon the termination of employment of an officer or employee of Bancorp or First Federal, except in the case of death or disability of the recipient or a change in control of Bancorp or First Federal.

      Bancorp will receive no monetary consideration for the granting of options under the 2002 Stock Option Plan. Upon the exercise of options, Bancorp will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of Bancorp or the surrender of outstanding stock options. The market value of the common shares underlying the options reserved for the 2002 Stock Option Plan is approximately $1,991,400, based upon the number of shares reserved, multiplied by the $6.30 per share closing sales price of shares of Bancorp on December 14, 2001, as quoted on the Nasdaq SmallCap Market.

      Federal Income Tax Treatment of Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the difference between the fair market value of the shares at the time of exercise and the exercise price may be subject to the alternative minimum tax. Upon disposition of shares acquired from the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price.
However, if the optionee disposes of the shares within two years of the date of grant or within one year from the date of the issuance of the shares to the optionee (a "Disqualifying Disposition"), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

      Bancorp will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

      If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the optionee upon delivering previously acquired shares to Bancorp. Shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

      Federal Income Tax Treatment of Non-qualified Stock Options. A recipient of a Non-qualified Stock Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. In general, the optionee must recognize ordinary income at the time of exercise of a Non-qualified Stock Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option exercise price. The ordinary income recognized will constitute compensation for which tax withholding by Bancorp generally will be required. The amount of ordinary income recognized by an optionee will be deductible by Bancorp in the year that the optionee recognizes the income if Bancorp complies with any applicable withholding requirement.

      If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, the optionee generally will recognize ordinary income only on the date that the optionee is no longer subject to
Section 16(b) liability in an amount equal to the fair market value of the shares on the date the optionee is no longer subject to liability less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

      Shares acquired upon the exercise of a Non-qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than twelve months prior to disposition or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

      If an optionee with a Non-qualified Stock Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to Bancorp. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

      THE BOARD OF DIRECTORS OF BANCORP RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2002 STOCK OPTION PLAN.

      Accordingly, the shareholders of Bancorp will be asked to approve the following resolution at the Annual Meeting:

      RESOLVED, that the First Federal Bancorp, Inc., 2002 Stock Option and Incentive Plan be, and it hereby is, approved.

                           AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of Bancorp is comprised of five directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing Bancorp's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit Bancorp's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter").

      As required by the Charter, the Audit Committee received and reviewed the report of BKD LLP ("BKD") regarding the results of their audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of Bancorp. A representative of BKD also discussed with the Audit Committee the independence of BKD from Bancorp, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of BKD included the following:

      * BKD's responsibilities in accordance with generally accepted auditing standards
      * The initial selection of, and whether there were any changes in, significant accounting policies or their application
      *     Management's judgments and accounting estimates
      *     Whether there were any significant audit adjustments
      *     Whether there were any disagreements with management
      *     Whether there was any consultation with other accountants
      * Whether there were any major issues discussed with management prior to BKD's retention
      * Whether BKD encountered any difficulties in performing the audit
      * BKD's judgments about the quality of Bancorp's accounting principles
      * BKD's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001, to be filed with the SEC.

      Ward D. Coffman, III
      Robert D. Goodrich, II
      Patrick L. Hennessey
      John C. Matesich, III
      Don R. Parkhill

Audit Fees

      During the year ended September 30, 2001, BKD billed Bancorp $43,870 for professional services in connection with the audit of Bancorp's annual financial statements and the review of financial statements included in Bancorp's Forms 10-QSB.

Financial Information Systems Design and Implementation Fees

      During the 2001 fiscal year, BKD did not perform professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to BKD's financial statements.

All Other Fees

      During fiscal year 2001, Bancorp and First Federal were not billed fees for services rendered by BKD other than for accounting services discussed in "Audit Fees" or "Financial Information Systems Design and Implementation Fees."

           PROPOSAL THREE:  RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors of Bancorp has selected BKD LLP ("BKD") (formerly known as Olive LLP) as the auditors of Bancorp and its subsidiary for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      Upon the recommendation of the Audit Committee and the approval of the Board of Directors of Bancorp, Crowe Chizek and Company LLP ("Crowe Chizek") was dismissed as Bancorp's independent public auditors on December 17, 1999. On the same date, Olive LLP was engaged to audit Bancorp's financial statements for the fiscal year ended September 30, 2001. The decision to change auditors was based upon a belief that Olive LLP could serve Bancorp's needs more efficiently and responsively than Crowe Chizek.

      The report of Crowe Chizek on the financial statements for the fiscal year ended September 30, 1999 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. There has not been any disagreement between Bancorp and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BKD AS THE AUDITORS OF BANCORP FOR THE CURRENT FISCAL YEAR.

               PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

      Any proposals of security holders intended to be included in Bancorp's Proxy Statement for the 2003 Annual Meeting of Shareholders should be sent to Bancorp by certified mail and must be received by Bancorp not later than September 11, 2002. In addition, if a shareholder intends to present a proposal at the 2003 Annual Meeting and the proposal is not received by November 25, 2002, then the proxies designated by the Board of Directors of Bancorp for the 2002 Annual Meeting of Shareholders of Bancorp may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

      Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. If, however, other matters are brought before the Annual Meeting, the persons named in the enclosed Proxy intend to vote such Proxy in accordance with their best judgment.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

Zanesville, Ohio                       J. William Plummer, President and
December 15, 2001                      Chief Executive Officer

                                       Ward D. Coffman, III, Secretary

                                  EXHIBIT A

                         FIRST FEDERAL BANCORP, INC.
                    2002 STOCK OPTION AND INCENTIVE PLAN

      1. Purpose. The purpose of the First Federal Bancorp, Inc., 2002 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of First Federal Bancorp, Inc. (the "Company"), and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

      2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

            (a)   "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

            (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

            (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

            (e) "Company" means First Federal Bancorp, Inc., an Ohio corporation, or any successor corporation.

            (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

            (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

            (h)   "Fair Market Value" shall be determined as follows:

                  (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                  (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing bid and closing asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

                  (iii) If the Common Shares are not traded on a national
            securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

            (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

            (k) "Participant" means an employee or director of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

            (l) "Plan" means the First Federal Bancorp, Inc., 2002 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

            (m) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

            (n) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, First Federal Savings Bank of Eastern Ohio, Inc.

            (o) "Terminated for Cause" means any removal of a director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses) or a material violation of a final cease-and-desist order or for any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

      3.    Administration.

            (a) This Plan shall be administered by the Committee to be comprised of not fewer than three of the members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

            (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

      4.    Duration of, and Common Shares Subject to, this Plan.

            (a)   Term.   This Plan shall terminate on the date that is ten
      (10) years from the effective date of the Plan, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

            (b) Common Shares Subject to Plan. The maximum number of Common Shares that may be issued pursuant to Stock Options granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be 312,400 Common Shares. For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares that were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

      Common Shares that may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

      5. Eligibility and Grants. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

      6. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

            (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan. Subject to adjustment as provided in Section 9 of this Plan, the maximum number of Common Shares that may be issued to any individual during the term of this Plan pursuant to Stock Options granted under this Plan shall be 25% of the number of Common Shares that may be issued pursuant to this Plan.

            (b) Stock Option Price. The per share option exercise price of a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time such Incentive Stock Option is granted.

            (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

            (d)   Exercisability.  Except as set forth in Section 6(f) and
      Section 7 of this Plan or as designated by the Committee at the time of grant, Stock Options awarded under this Plan shall be immediately exercisable in full.

            (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares. In such event, the Committee may permit the exercise price to be paid as soon as practicable after exercise.

            (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

      7.    Termination of Employment or Directorship.

            (a) Except in the event of the death or disability of a Participant, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, unless the Committee shall specifically state otherwise at the time a Stock Option is granted, any Stock Option that has become exercisable shall terminate if it is not exercised within three months of such resignation, removal, retirement or termination of Employment.

            (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee at any time, all Stock Options shall terminate if not exercised within 12 months of the Participant's death or disability.

            (c) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, in the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option that has not been exercised shall thereupon terminate and be of no further force or effect.

      8. Non-transferability of Stock Options. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

      9.    Adjustments Upon Changes in Capitalization.

            (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

            (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, including a distribution (other than normal cash dividends) of company assets to shareholders, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares that may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

      10. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment that would (a) increase the aggregate number of Common Shares that may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

      11. Modification of Options. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

      12.   Miscellaneous.

            (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

            (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

            (c) Annulment of Stock Options. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

            (d)   Other Company Benefit and Compensation Programs.
      Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

            (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

            (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

            (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

            (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no later than twelve months after the date of adoption by the Board.

                               REVOCABLE PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         FIRST FEDERAL BANCORP, INC.
                       THE FIRST FEDERAL BANCORP, INC.
                       ANNUAL MEETING OF SHAREHOLDERS
                              FEBRUARY 21, 2002

      The undersigned shareholder of First Federal Bancorp, Inc. ("Bancorp") hereby constitutes and appoints Ward D. Coffman, III, Robert D. Goodrich, II and Connie Ayres LaPlante, or any one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of Bancorp to be held at the Holiday Inn, 4645 East Pike, Zanesville, Ohio, on February 21, 2002, at 2:00 p.m., Eastern Standard Time (the "Annual Meeting"), all of the shares of Bancorp that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    To re-elect three directors of Bancorp for terms expiring in 2004;

[ ]  FOR all nominees listed below     [ ]  WITHHOLD authority to vote for
     (except as marked to the               all nominees
     contrary below):                       listed below:

                            John C. Matesich, III
                               Don R. Parkhill
                             J. William Plummer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------------------------------

2. To approve the First Federal Bancorp, Inc. 2002, Stock Option and Incentive Plan.

                 [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. To ratify the selection of BKD LLP as the auditors of Bancorp for the current fiscal year; and

                 [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                 [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1, 2 and 3.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of Bancorp and of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on your Stock Certificates(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


                            ----------------------   ----------------------
                            Signature                Signature


                            ----------------------   ----------------------
                            Print or Type Name       Print or Type Name

                            ----------------------   ----------------------
                            Date                     Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANCORP. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.